Exhibit 99.906CERT

Exhibit 13(b)

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the Coller Secondaries Private Equity Opportunities Fund (the “Fund”)

Richard Jason Alexander Elmhirst, Chief Executive Officer of the Fund, certifies that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Fund.

By:	/s/ Richard Jason Alexander Elmhirst
Richard Jason Alexander Elmhirst
Chief Executive Officer

Date:	June 7, 2024

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the Coller Secondaries Private Equity Opportunities Fund (the “Fund”)

Josh Schnurman, Chief Financial Officer, of the Fund, certifies that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Fund.

By:	/s/ Josh Schnurman
Josh Schnurman
Chief Financial Officer

Date:	June 7, 2024

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.